                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of SHELBY WILLIAMS INDUSTRIES, INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Paul N. Steinfeld, Manfred Steinfeld, Robert P. Coulter and Walter Roth, and each of them severally, the true and lawful attorneys and agents of the undersigned, each with full power to act without any other and with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or desirable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and all related matters, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below to said Form 10-K to be filed with the Securities and Exchange Commission, to any and all amendments to said Form 10-K, and to any and all instruments or documents filed as part of or in connection with any of the foregoing and any and all amendments thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 3rd day of March, 1997.

           CAPACITIES                                                            SIGNATURES
--------------------------------                           ------------------------------------------------------

Chairman of the Board and                                                  /s/ PAUL N. STEINFELD
  Director (Principal Executive                                 -------------------------------------------
  Officer)                                                                   Paul N. Steinfeld

                                                                           /s/ MANFRED STEINFELD
Chairman of the Executive                                       -------------------------------------------
  Committee and Director                                                     Manfred Steinfeld

                                                                           /s/ ROBERT P. COULTER
President and Director                                          -------------------------------------------
                                                                             Robert P. Coulter

Vice-President Finance,
  Treasurer and Assistant                                                     /s/ SAM FERRELL
  Secretary (Principal Financial                                -------------------------------------------
  and Accounting Officer)                                                       Sam Ferrell

                                                                             /s/ ROBERT L. HAAG
Director                                                        -------------------------------------------
                                                                               Robert L. Haag

                                                                           /s/ WILLIAM B. KAPLAN
Director                                                        -------------------------------------------
                                                                             William B. Kaplan

           CAPACITIES                                                            SIGNATURES
--------------------------------                           ------------------------------------------------------

                                                                           /s/ DOUGLAS A. PARKER
Director                                                        -------------------------------------------
                                                                             Douglas A. Parker

                                                                            /s/ HERBERT L. ROTH
Director                                                        -------------------------------------------
                                                                              Herbert L. Roth

                                                                             /s/ TRISHA WILSON
Director                                                        -------------------------------------------
                                                                               Trisha Wilson

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